Exhibit 10(aj)

AMENDMENT AND WAIVER AGREEMENT

This Amendment and Waiver Agreement (this “Agreement”) is made and entered into as of March 26, 2008, by and among Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), and each purchaser signatory hereto (each a “Purchaser” and collectively, the “Purchasers”), and amends (a) the Securities Purchase Agreement among the Company and the Purchasers dated December 20, 2007, and (b) the Registration Rights Agreement among the Company and the Purchasers dated December 20, 2007, as amended by a First Amendment to Registration Rights Agreement dated January 29, 2008 (collectively, the “Original Agreements”), as set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Original Agreements.

BACKGROUND INFORMATION

A. The Original Agreements provide, among other things, that the Company will file a registration statement with the Commission registering the Securities held by each Purchaser no later than April 1, 2008 and that the Company will use its commercially reasonable efforts to maintain the effectiveness of such registration statement until the earlier of such time as the Purchasers have sold all of the Securities held by them or the Purchasers are able to sell all of the Securities held by them without volume restrictions pursuant to Rule 144.

B. In light of recent amendments to Rule 144 adopted by the Commission, and for other reasons, the Purchasers and the Company desire to amend the Original Agreements to (i) waive the requirement that the Company register the Securities for resale on behalf of the Purchasers, (ii) deem deleted from the Securities Purchase Agreement all references to such registration obligation, the Registration Rights Agreement and any related matters, and (iii) consistent with the waiver of the registration obligation, terminate the Registration Rights Agreement in its entirety.

PROVISIONS

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1. Amendment of Securities Purchase Agreement. The Securities Purchase Agreement is hereby deemed amended such that (a) the Company’s obligation and agreement to register the Securities and all references thereto, (b) the Purchasers’ registration rights and all references thereto, (c) all references to the Registration Rights Agreement and any obligation to execute, deliver and perform such agreement, and (d) any representations and warranties relating to such registration or to the Registration Rights Agreement are deleted in their entirety. Consistent with the foregoing, each Purchaser hereby waives its registration rights relating to the Securities under the Securities Purchase Agreement, the Registration Rights Agreement or otherwise.

2. Termination of Registration Rights Agreement. The Company and the Purchasers hereby agree that the Registration Rights Agreement, and all rights and obligations contained in such agreement, are hereby terminated and shall be of no further force and effect.

3. Entire Agreement. The terms and conditions of this Agreement shall be incorporated by reference in the Securities Purchase Agreement as though set forth in full therein. In the event of any inconsistency between the provisions of this Agreement and any other provision of the Securities Purchase Agreement, the terms and provisions of this Agreement shall govern and control. Except to the extent specifically amended or superseded by the terms of this Agreement , all of the provisions of the Securities Purchase Agreement shall remain in full force and effect to the extent in effect on the date hereof. The Securities Purchase Agreement, as modified by this Agreement, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter hereof.

4. Miscellaneous. The provisions of Article 6 of the Securities Purchase Agreement are applicable to this Agreement and are incorporated by reference in this Agreement as if fully re-written herein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:		INVESTORS:

Pinnacle Data Systems, Inc., an Ohio corporation		Lake Street Fund, LP, a Delaware limited partnership

By:	/s/ Michael R. Sayre	By:	/s/ Scott W. Hood
	Michael R. Sayre, President and CEO	Title:	Managing Director

Berlin Financial, Ltd., an Ohio limited liability company

		By:	/s/ Thomas G. Berlin
Thomas G. Berlin, Managing Member

MidSouth Investor Fund, L.P., a Tennessee limited partnership

		By:	/s/ Lyman O. Heidtke
Lyman O. Heidtke
		Title:	General Partner